                                                                    EXHIBIT 99.1


        In 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings per Share" (FAS 128) which the Company adopted on December 31, 1997. FAS 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share.

        In February 1998, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 98 ("SAB 98"). Under SAB 98, certain shares of convertible preferred stock, options, and warrants to purchase common stock, issued at prices substantially below the per share price sold in the Company's initial public offering in December 1995, previously included in the computation of shares outstanding pursuant to Staff Accounting Bulletins Nos. 55, 64 and 83 are now excluded from the computation.

        Basic and diluted earnings per share for the years ended March 31, 1993, 1994, 1995, 1996 and 1997, each of the quarters in the two years ended March 31, 1997, and the two quarters ended September 30, 1997 have been retroactively restated to apply the requirements of FAS 128 and SAB 98.

QUARTERLY FINANCIAL INFORMATION

        The following information restates net income per share amounts under
Item 8 of the Company's 1997 Form 10-K.

                                June 30,      Sept. 30,     Dec. 31,    Mar. 31,
                                  1996          1996          1996       1997
                                --------      ---------     --------    --------
Earnings per share
as previously reported           $ 0.12        $ 0.14        $ 0.10      $ 0.14

Earnings per share restated:
Basic earnings per share         $ 0.13        $ 0.15        $ 0.10      $ 0.14
Diluted earnings per share       $ 0.12        $ 0.14        $ 0.10      $ 0.14


                                June 30,      Sept. 30,     Dec. 31,    Mar. 31,
                                  1995          1995          1995       1996
                                --------      ---------     --------    --------
Earnings per share
as previously reported           $ 0.03        $ 0.08        $ 0.11      $ 0.14

Earnings per share restated:
Basic earnings per share         $ 0.10        $ 0.24        $ 0.32      $ 0.15
Diluted earnings per share       $ 0.03        $ 0.08        $ 0.11      $ 0.14

FISCAL YEAR INFORMATION

     The following information restates earnings per share amounts under Item 6 of the Company's 1997 Form 10-K.

                                                                          Fiscal Year Ended March 31,
                                                                    1997     1996     1995     1994    1993
                                                                  ------    -----    -----    -----    -----
Earnings per share
as previously reported .........................................   $0.50    $0.38    $0.06    $0.36    $0.36

Net Earnings per share restated:
Basic earnings per share .......................................   $0.52    $0.73    $0.17    $1.32    $1.30
Diluted earnings per share .....................................   $0.50    $0.38    $0.05    $0.38    $0.38



EAS 128 DISCLOSURE

         The calculation of Basic and Diluted earnings per share for each of the three years ended March 31, 1997 are as follows:

                                                      Years Ended March 31,
                                                 1997          1996          1995
                                               --------      --------      --------
                                               In thousands, except per share data
Net Income                                      $3,656        $2,276        $  284
                                                ======        ======        ======

Denominator for basic earnings per share:
  Weighted average common shares
  outstanding                                    7,017         3,107         1,627
                                                ------        ------        ------

Denominator for basic earnings per share         7,017         3,107         1,627

Dilutive common stock equivalents:
  Redeemable Common Stock                           --            --            50
  Convertible Preferred Stock                       --         2,398         3,201
  Stock Options                                    335           448           308
                                                ------        ------        ------
Denominator for diluted earnings per share       7,352         5,953         5,186
                                                ======        ======        ======

Basic earnings per share                        $ 0.52        $ 0.73        $ 0.17
                                                ======        ======        ======

Diluted earnings per share                      $ 0.50        $ 0.38        $ 0.05
                                                ======        ======        ======

QUARTERLY FINANCIAL INFORMATION

     The following information restates earnings per share amounts on Registrant's Quarterly Report on Form 10-Q for fiscal quarters ended June 30, 1997 and September 30, 1997 under section 13 of the Exchange Act.

                                      June 30,       Sept. 30,
                                       1997            1997
                                      --------       ---------
Earnings per share
as previously reported                 $0.13           $0.14

Net earnings per share restated:
Basic earnings per share               $0.13           $0.15
Diluted earnings per share             $0.13           $0.14
